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                                                                     EXHIBIT 23B

                          CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our report dated February 20, 1998, with respect to the consolidated financial statements of USF&G Corporation for the year ended December 31, 1997 (not included separately herein) included as Schedule VII in The St. Paul Companies, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

Our audits also included the financial statement schedules of USF&G Corporation listed in Item 14(a) of USF&G Corporation's Annual Report (Form 10-K) for the year ended December 31, 1997 (not included separately herein). These schedules are the responsibility of management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the Registration Statements on Form S-8 (SEC File No. 33-15392, No. 33-23446, No. 33-23948, No. 33-24220,
No. 33-24575, No. 33-26923, No. 33-49273, No. 33-56987, No. 333-01065, No.
333-22329, No. 333-25203, No. 333-28915, No. 333-48121, No. 333-50935, No.
333-50937, No. 333-50941, No. 333-50943 and No. 333-67983), and Form S-3 (SEC
File No. 33-33931, No. 33-50115, No. 33-58491, No. 333-06465 and No. 333-67139),
of The St. Paul Companies, Inc., of our report dated February 20, 1998, with respect to the consolidated financial statements and schedules of USF&G Corporation (these financial statements and schedules are not presented herein) included as Schedule VII in The St. Paul Companies, Inc. Annual Report on Form 10-K filed with the Securities and Exchange Commission.




                                   /s/ Ernst & Young LLP
                                   ----------------------
                                        Ernst & Young LLP

Baltimore, Maryland
March 31, 1999